Exhibit 10.10

DEBT TO EQUITY CONVERSION AGREEMENT

THIS DEBT TO EQUITY CONVERSION AGREEMENT (this “Agreement”) is entered into and made effective as of November 19 , 2024, by and between NATURE’S MIRACLE HOLDING INC., a Delaware corporation (“Company”), VISIONTECH GROUP, INC., a California corporation (“Visiontech”), UNINET GLOBAL INC. (“Uninet”), NATURE’S MIRACLE, INC., a Delaware corporation and wholly owned subsidiary of the Company (“NMHI (DE)”), NATURE’S MIRACLE INC., a Cayman Islands exempted company (“NMHI (Cayman)”), TIE (JAMES) LI, an individual (“Li”), and ZHIYI ZHANG, an individual (“Zhang”).

WHEREAS, Visiontech currently owes Uninet an outstanding trade payable in the amount equal to Five Hundred Seventy-Seven Thousand Five Hundred Dollars ($577,500) as of September 30, 2024 (the “Visiontech Debt”);

WHEREAS, Uninet agrees to assign Five Hundred Seventy-Seven Thousand Five Hundred Dollars ($577,500) (the “Assigned Visiontech Debt”) of the Visiontech Debt to Zhang, who agrees to convert the Assigned Visiontech Debt to 6,562,500 shares (the “Zhang Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”), at a conversion price of $0.088 per share, which is not less than the Nasdaq “Minimum Price” and based on the closing price of $0.088 as of 11/19/2024;

WHEREAS, NMHI (DE) owes NMHI (Cayman) a total of Six Hundred Eight-Four Thousand Seven Hundred Thirty-Nine Dollars ($684,739) (the “NMHI (DE) Debt”);

WHEREAS, NMHI (Cayman) agrees to assign Five Hundred Seventy-Seven Thousand Five Hundred Dollars ($577,500) (the “Assigned NMHI (DE) Debt”) of the NMHI (DE) Debt to Li, who agrees to convert the Assigned NMHI (DE) Debt to 6,562,500 shares (the “Li Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”), at a conversion price of $ 0.088 per share, which is not less than the Nasdaq “Minimum Price” and based on the closing price of $0.088 as of 11/19/2024;

WHEREAS, the unassigned portion of the NMHI (DE) Debt, or One Hundred Seven Thousand Two Hundred Ninety-Three Dollars ($107,293), shall remain outstanding.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment of Debt; Conversion to Common Stock.

(a) Uninet hereby assigns, transfers, and conveys to Zhang all of its right, title, and interest in and to the Assigned Visiontech Debt, including all claims and rights arising from or relating to the Assigned Visiontech Debt (the “Visiontech Debt Assignment”), and Zhang hereby accepts the Visiontech Debt Assignment. Upon the Visiontech Debt Assignment, the Company shall instruct its transfer agent to issue to Zhang a total of five million nine hundred ten thousand and nine hundred fifty two (6,562,500) shares of Common Stock at a cost basis equal to $0.088 per share in exchange for Zhang extinguishing and canceling the Assigned Visiontech Debt and, upon the issuance of the Zhang Shares to Zhang and extinguishment and cancelation of the Assigned Visiontech Debt, Visiontech shall be released from any and all obligations related to the Assigned Visiontech Debt

(b) NMHI (Cayman) hereby assigns, transfers, and conveys to Li all of its right, title, and interest in and to the Assigned NMHI (DE) Debt, including all claims and rights arising from or relating to the Assigned NMHI (DE) Debt (the “NMHI (DE) Debt Assignment”), and Li hereby accepts the NMHI (DE) Debt Assignment. Upon the NMHI (DE) Debt Assignment, the Company shall instruct its transfer agent to issue to Li a total of five million nine hundred ten thousand and nine hundred fifty two (6,562,500) shares of Common Stock at a cost basis equal to $0.088 per share in exchange for Li extinguishing and canceling the Assigned NMHI (DE) Debt and, upon the issuance of the Li Shares to Li and extinguishment and cancelation of the Assigned NMHI (DE) Debt, NMHI (DE) shall be released from any and all obligations related to the Assigned NMHI (DE) Debt. Upon the issuance of the Li Shares to Li and extinguishment and cancelation of the Assigned NMHI (DE) Debt, the unassigned portion of the NMHI (DE) Debt, or One Hundred Seven Thousand Two Hundred Ninety-Three Dollars ($107,293), shall remain outstanding.

2. Li and Zhang Representations. The Company is issuing the Common Stock to Li and Zhang in reliance upon the following representations made by Li and Zhang:

(a) Li and Zhang acknowledge and agree that the shares of Common Stock are characterized as “restricted securities” under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged, or otherwise transferred without registration under the Securities Act or an exemption therefrom. Li and Zhang acknowledge and agree that (i) the shares of Common Stock are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the shares of Common Stock have not yet been registered under the Securities Act, and (ii) such shares of Common Stock may be offered, resold, pledged, or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

(b) Li and Zhang acknowledge and agree that (i) the registrar or transfer agent for the shares of Common Stock will not be required to accept for registration of transfer any shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with and (ii) any shares of Common Stock in the form of definitive physical certificates will bear a restrictive legend.

(c) Li and Zhang acknowledge and agree that: (i) the acquisition of the shares of Common Stock is solely for their own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) he or she is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the shares of Common Stock; (iii) he or she has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the shares of Common Stock; (iv) he or she is able to bear the economic risk and lack of liquidity inherent in holding the shares of Common Stock; (v) he or she is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act; and (vi) he or she either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of his business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Common Stock.

3. NMHI (Cayman) and Uninet Representations. NMHI (Cayman) and Uninet represent and warrant that it has the full authority to assign the Assigned NMHI (DE) Debt and Assigned Visiontech Debt, respectively.

4. Miscellaneous.

(a) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

(b) This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

(c) Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance, and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance, and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(e) This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

(f) If any provision of this Agreement is deemed to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY

NATURE’S MIRACLE HOLDING INC.,
a Delaware corporation

By:	/s/ George Yutuc
Name:	George Yutuc
Title:	Chief Financial Officer

VISIONTECH

VISIONTECH GROUP, INC.,
a California corporation

By:	/s/ Zhiyi Zhang
Name:	Zhiyi Zhang
Title:	President

Signature Page to Debt to Equity Conversion Agreement

UNINET

UNINET GLOBAL INC.

By:	/s/ Zhiyi Zhang
Name:	Zhiyi Zhang
Title:	President

NMHI (DE)

NATURE’S MIRACLE, INC.,
a Delaware corporation

By:	/s/ George Yutuc
Name:	George Yutuc
Title:	Chief Financial Officer

NMHI (CAYMAN)

NATURE’S MIRACLE INC.,
a Cayman Islands exempted company

By:	/s/ Tie Li
Name:	Tie Li
Title:	CEO

LI

/s/ Tie (James) Li
Tie (James) Li, an individual

ZHANG

/s/ Zhiyi Zhang
Zhiyi Zhang, an individual

Signature Page to Debt to Equity Conversion Agreement

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